UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2020

KAR Auction Services, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11299 N. Illinois Street
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 20, 2020, the Board of Directors (the “Board”) of KAR Auction Services, Inc. (the “Company”), elected Carmel Galvin as a director of the Company, effective February 1, 2020. Ms. Galvin will serve on the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.
Ms. Galvin, age 51, has served as Chief Human Resources Officer (“CHRO”) and Senior Vice President, People and Places, at Autodesk, Inc., a multinational software corporation, since March 2018. Ms. Galvin previously served as CHRO and Senior Vice President at Glassdoor, Inc., a job listing platform, from April 2016 to February 2018. Prior to that, Ms. Galvin served as CHRO and Senior Vice President at Advent Software, Inc., an investment management software company, from October 2014 to April 2016. Before that, Ms. Galvin served as Vice President of Talent & Culture Development for Deloitte New-venture Accelerator (DNA), from May 2013 to October 2014. Ms. Galvin provided human resources consulting services from January 2011 to April 2013 at Front Arch, Inc. and from September 2009 to December 2011 at Corporate Leadership Council (CLC), Corporate Executive Board. Ms. Galvin served as Managing Director, Global Head of Human Resources at Moody’s Analytics (formerly Moody’s KMV) from November 2004 to March 2008 and Vice President, Global Head of Human Resources at Barra, Inc. from September 1995 to June 2002. Ms. Galvin holds a master’s degree in business studies from the University College Dublin in Ireland as well as a bachelor’s degree in political science and business from Trinity College Dublin in Ireland.
In connection with her appointment to the Board, Ms. Galvin will be entitled to receive cash and equity compensation as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2019. There are no arrangements or understandings between Ms. Galvin and any other person pursuant to which she was selected as a director. There are no transactions involving Ms. Galvin that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAR AUCTION SERVICES, INC.

Date: January 24, 2020
By: /s/ Charles S. Coleman
Charles S. Coleman
Senior Vice President, General Counsel and Secretary